UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report: June 14, 2004

Date of earliest event reported: June 14, 2004

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact Name of Registrant as specified in its charter)

Pennsylvania	23-2837108
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification Number)

124 East Main Street
P.O. Box 458
Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(717) 733-4101

Item 9.	Regulation FD Disclosure

The following information is being filed pursuant to Regulation FD: On June 14, 2004, D&E Communications, Inc. mailed the attached report of D&E’s financial and operational results for the first quarter of 2004 to its shareholders.

The shareholders report may contain forward-looking statements about D&E Communications, Inc. regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. D&E Communications, Inc. undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, D&E Communications, Inc. has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.

D&E COMMUNICATIONS, INC.

By:	/s/ THOMAS E. MORELL
Thomas E. Morell
Senior Vice President,
Chief Financial Officer and Treasurer

Date: June 14, 2004

EXHIBITS

EXHIBIT 99 - First quarter 2004 Quarterly Report to shareholders.